UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 22, 2024

RANGE IMPACT, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53832	75-3268988
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Park Avenue, Suite 400
Cleveland, Ohio	44122
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 304-6556

Not Applicable

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock	RNGE	OTC Markets

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 22, 2024, Collins Building & Contracting, Inc. (“Collins Building”), a wholly-owned subsidiary of Range Impact, Inc. (the “Company”), entered into an Asset Purchase Agreement (“Asset Purchase Agreement”) with Haney’s Equipment LLC, Collins Reclamation LLC, R L Collins LLC, and Braxton Materials LLC, entities owned and controlled by Roger L. Collins Jr. (collectively, the “Purchasers”) pursuant to which Collins Building agreed to sell all of its real property and substantially all of its personal property to the Purchasers in exchange for the full and complete cancellation and discharge of the outstanding, unpaid principal balance and accrued interest totaling $2,940,836 on two promissory notes made by Collins Building in favor of Mr. Collins (collectively, the “Indebtedness”). The Asset Purchase Agreement contains terms, conditions, covenants, indemnification provisions, and representations and warranties from each of the respective parties that are customary and typical for a transaction of this nature.

The assets sold pursuant to this Asset Purchase Agreement were originally acquired from Mr. Collins in August 2023 in connection with the Company’s plan to expand its reclamation services into an adjacent line of business focused on abandoned mine land and bond forfeiture reclamation projects in West Virginia (the “AML Business”). After conducting a review and assessment of the current and future risks and opportunities related to this expanded line of reclamation services, the Company’s Board of Directors determined that it was in the shareholders’ best interests that the Company exit the AML Business in order to focus its capital and human resources on the reclamation and repurposing of Company-owned mine sites.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement and its exhibits and schedules attached hereto as Exhibit 10.1.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.01 in its entirety.

On August 22, 2024, pursuant to the Asset Purchase Agreement, Collins Building sold a mechanic shop with associated land and a stone quarry, all located in Braxton County, West Virginia, and also vehicles, equipment, and other related parts and supplies used in the AML Business to the Purchasers in exchange for the full and complete cancellation and discharge of the Indebtedness. The Purchasers are owned by Mr. Collins who previously was the President of Collins Building.

Item 8.01 Other Events.

Press Release

On August 28, 2024, the Company issued a press release related to its entry into the Asset Purchase Agreement.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 8.01 (including Exhibit 99.1) is furnished pursuant to Item 8.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Portions of this Current Report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that the actual outcomes will not be materially different due to a number of factors. Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about significant risks that may impact the Company is contained in the Company’s filings with the Securities and Exchange Commission and may be accessed at www.sec.gov. The Company is under no obligation, and expressly disclaims any obligation, to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Statements.

The following financial information is included at the end of this Current Report on Form 8-K and is furnished herewith and incorporated herein by reference: (i) Pro forma consolidated balance sheet as of June 30, 2024, and (ii) Pro forma consolidated income statements for the 12-month period ended December 31, 2023, and the 6-month period ended June 30, 2024.

These pro forma financial statements should be read in connection with the Company’s historical consolidated financial statements which were included in the Annual Report on Form 10-K/A for the year ended December 31, 2023, filed on August 8, 2024, and the Quarterly Report on Form 10-Q for the three months ended June 30, 2024, filed on August 14, 2024. The pro forma adjustments are based on currently available information, estimates and assumptions that the Company believes are reasonable in order to reflect, on a pro forma basis, the impact of this disposition on our historical financial information.

The information set forth under this Item 9.01 is being furnished under Items 9.01 and 2.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

(d) Exhibits. The following is a list of the Exhibits filed with this report:

Exhibit No.	Description
10.1	Asset Purchase Agreement, dated August 22, 2024, by and among Collins Building & Contracting, Inc., Haney’s Equipment LLC, Collins Reclamation LLC, R L Collins LLC, and Braxton Materials LLC. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.
10.2	Pro Forma Financial Statements
99.1	Press Release dated August 28, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE IMPACT, INC.

Dated: August 28, 2024	By:	/s/ Michael Cavanaugh
	Name:	Michael Cavanaugh
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Asset Purchase Agreement, dated August 22, 2024, by and among Collins Building & Contracting, Inc., Haney’s Equipment LLC, Collins Reclamation LLC, R L Collins LLC, and Braxton Materials LLC. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.
10.2	Pro Forma Financial Statements
99.1	Press Release dated August 28, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)